Corporate Presentation May 2026 GENERATIVE AI DRUG CREATION CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

DISCLOSURES

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Disclaimers

1 FORWARD-LOOKING STATEMENTS

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding any or all of the following: (i) Absci’s preclinical studies, clinical trials, as well as partnered and internally developed programs, including, without limitation, manufacturing capabilities, status of such studies and trials and expectations regarding data, safety and efficacy generally; (ii) data included in the above-described oral presentation, as well as the ability to use data from ongoing and planned clinical trials for the design and initiation of further clinical trials; (iii) projections regarding potential market opportunity, potential regulatory approval, the final approved label, and evolving competitive landscapes, as well as certain research findings based on participant responses to a hypothetical product profile and not any clinical results for ABS-201; (iv) Absci’s strategy, goals, anticipated financial performance and the sufficiency of its cash resources; (v) regulatory submissions and authorizations, including timelines for and expectations regarding any anticipated regulatory agency decisions; (vi) the expected benefits of its collaborations with partners; and (vii) the therapeutic value, development, and commercial potential of antibody therapies, as well as other technologies. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in Absci Corporation’s most recent annual report on Form 10-K and in any other subsequent filings made by Absci Corporation with the U.S. Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We disclaim any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

2 MARKET AND STATISTICAL INFORMATION

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness.

3 TRADEMARK USAGE

This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, ®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark ( ), the Unlimit with us mark ( ), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto

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2

ABSCI | INTRO

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From Code to Clinic

1. AI NATIVE PLATFORM

- Interdisciplinary Team with 10+ approved drugs and AI expertise
- Integrated Lab-in-the-Loop leveraging 77k ft² automated wet-lab
- Leading AI platform for *de novo* design and AI optimization of antibody-based therapeutics

2. DIFFERENTIATED PIPELINE

- ABS-201 (anti-prolactin receptor)
  - Androgenetic Alopecia (AGA): Accelerated Ph1/2a trial on track to initiate December 2025, with interim POC readout 2H 2026
  - **Endometriosis (Endo):** Indication expansion into endometriosis with anticipated Ph2 initiation in 4Q2026 with PoC readout as early as 2H 2027
- **Preclinical pipeline** focused on metabolism and I&I

3

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

FROM CODE TO CLINIC

absci

Industrializing Drug Discovery


DATA TO TRAIN
6-week Lab in the loop cycles
AI TO CREATE
WET LAB TO VALIDATE

INDUSTRIALIZED AI x WET-LAB ENGINE


CAPITAL INVESTMENT
$10-15mil (Absci)
$50-100mil (Large Pharma)
DISCOVERY TIMELINE
24 Months (Absci)
5-6 years (Large Pharma)

INCREASING 'SHOTS-ON GOAL' WITH FASTER AND CAPITAL EFFICIENT DISCOVERY

1 **ABS-201 FOR ANDROGENETIC ALOPECIA**
Category re-defining opportunity for AGA in Ph1/2a trials

2 **ABS-201 FOR ENDOMETRIOSIS**
Disease modifying opportunity for Endometriosis in Ph1 trials

3 **ABS-101 FOR IBD**
Demonstrated improved half-life and tissue penetration vs 1st gen TL1a molecules and ready for partnering

DELIVERING 3 CLINICAL-STAGE PROGRAMS TO DATE

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4

PIPELINE

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Advancing and expanding our pipeline of novel & differentiated assets designed using AI


Lead
DC
IND*
THERAPEUTIC AREA
TARGET ID
LEAD ID
CANDIDATE ID
IND-ENABLING
PHASE 1
PHASE 2
PROLACTIN FOCUSED PIPELINE
ABS- 201
Androgenetic Alopecia (PRLR)
Ph1 / 2a
Endometriosis (PRLR)
Ph1
ABS- 202
Immunology & Inflammation (PRLR)
NEXT-GEN PIPELINE
Multiple programs in early development
PARTNERING READY
Multiple programs ready for partnering at various stages of development up to Ph1

*or equivalent ex-US filing

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5

ABS-201 has the potential to unlock a wholly new category of therapy in hair “re-growth” Significant clinical and commercial unmet need in androgenetic alopecia1. Strong scientific rationale, with validated target, de-risked Mode of Action, and pharmacology2. 3. COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 6 A B S - 2 0 1 Straightforward development path with objective endpoints

ABS-201 AGA

absci

Underserved patient population looking for therapeutic innovation

~80 million Americans live with androgenetic alopecia (AGA)





MALE AGA

~50M men in the U.S.

Only 2 FDA approved drug therapies

FEMALE AGA

~30M women in the U.S.

Only 1 FDA approved drug therapy for women

Growing patient population with limited therapeutic options and concerns of adverse side-effects

Last FDA approved therapy for androgenetic alopecia was in the 1990s

Patients and clinicians need better treatment options for "hair re-growth"

- Hair re-growth, not just slowing of hair loss
- Safe and minimal side effects
- Durable effect
- Convenient administration frequency
- FDA approved

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

7

ABS-201 | AGA

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PRLR inhibition for androgenetic alopecia is an innovative alternative to current treatment options



PROPOSED DIRECT IMPACT OF ABS-201 ON HAIR CYCLE STAGES
Catagen
↑↑ Apoptosis & Regression
2-4 weeks
PRLR
Anagen
Active Growth
+ New Hair
Telogen
Resting Phase
Hair falls out
» ABS-201 »
Catagen
Apoptosis + Regression
PRLR
Anagen
↑↑ Active Growth & New Hair
2-6 years
Telogen
Resting Phase
Hair falls out

ABS-201 HAS THE POTENTIAL TO:

- **Shift the balance in hair cycle stage towards anagen phase[1,2] with:**
  - Active and new hair growth
  - Prevention of telogen effluvium
- **Promote a long-lasting effect after treatment cessation**
- **Block cessation of pigmentation, which may lead to the restoration of hair pigmentation[2]**

COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

8

ABS-201 AGA

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Prolactin impacts on organ-cultured human hair follicles

Prolactin drives hair follicle regression in human ex vivo culture

Anagen VI


HS
IRS
M
DP

Vehicle

Catagen III


IRS
HS
ORS
MK
DP

400 ng/ml prolactin

Prolactin prematurely induces a catagen-like stage in organ-cultured human hair follicles[1] characterized by:

- Condensed shape of the dermal papilla (DP)
- Diminishment of the hair matrix volume
- Apparent cessation of pigmentation
- Inhibition of hair shaft elongation

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9

ABS-201 AGA

absci

PRLR inhibition anticipated to be safe & well tolerated as supported by human genetics

Dominant negative
PRLR loss-of-function


I.
II.
III.

Newey & Phil , 2013 NEJM

Compound heterozygous
PRLR loss-of-function


I.
II.
III.
NV-P269L
NV-R171Ter
ND
P269L-R171Ter
NV-NV
NV-NV
ND
ND

NV = Nonvariant
ND = Not determined

Kobayashi, 2018 NEJM

Dominant negative
PRL loss-of-function


I.
II.
III.
IV.

Moriwaki, 2021 JCEM

Reduced/Loss of PRL or PRLR Signaling

- Postpartum agalactia
- Otherwise in good health:
  - No apparent impact on fertility
  - No report on erectile dysfunction in male
  - Normal breast development and menses in females
  - Normal serum electrolytes and hormone levels (except elevated PRL in PRLR mutation carrier)
  - No reported abnormalities of other hypothalamic-pituitary axes

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10

11 A B S 2 0 1 | A G A Terminal hair count ”Thick Hairs” in prior bald areas o Hair regrowth observed for both male and female animals (>100 hairs/cm2 increase in bald area at week 28 of treatment*) # T hi ck H ai rs Time (w) 20 0 100 0 25 0 150 50 30 0 4 8 12 16 20 24 A S S E S S M E N T A R E A = R 1TREATMENT POST-TREATMENT 12 WEEKSBASELINE 28 WEEKS 6 MONTHS 2 YEARS 4 YEARS FE M A LE M A LE Top head view of Stumptailed Macaque’s showing phenotypic change over time o Hair density & thickness improved with short treatment duration in primate model of androgenetic alopecia o Hair growth remains and improves several years post cessation 40mg/kg s.c. Q2W for 28 weeks Study commissioned by Absci CIO Andreas Busch while at Bayer. Disclosure from competitor COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED *WO 2019/011719 A1

ABS-201 AGA

absci

ABS-201 shows superior efficacy vs 5% topical minoxidil in 21d hair regrowth model


Untreated (n=11)
Isotype (n=11)
Minoxidil 5% (n=11)
ABS-201 30mg/kg (n=11)
ABS-201 60mg/kg (n=10)

Administration: mAbs i.p. biweekly; Minoxidil topical daily


Hair Growth Score
Score (0-3)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Study Day #
Untreated
Isotype Control @ 60mg/kg
Minoxidil @ 5%
ABS-201 @ 30mg/kg
ABS-201 @ 60mg/kg

ABS-201 vs minoxidil/untreated/isotype **$p<0.05$; ***$p<0.0001$ - 2way ANOVA

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

12

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 13 A B S - 2 0 1 A G A 56 Day NHP PK data confirms extended half-life profile and high SC bioavailability 0 20 40 60 10 2 10 3 10 4 10 5 10 6 10 7 Single Dose Comparative PK Profile in NHPs Time (d) m Ab s er um c on c (n g/ m l) ABS-201 100mg/ kg SC ABS- 201 100mg/ kg IV ABS- 201 300mg/ kg IV HMI-115 300mg/ kg IV Datapoints of animals with positive ADA rates impacting PK were excluded at corresponding timepoints onwards l ose Comparative PK Profile in NHP >3x extended half-life in NHPs compared to HMI-115 High subcutaneous bioavailability in NHPs at >90% In silico prediction of Q8W–Q12W dosing intervals anticipated in humans Manufacturability & developability profile believed to enable future high concentration formulation targeting >150mg/mL NHP-PK 56 Day Results Based on PK/PD modeling, ABS-201 is anticipated to likely require only 2-3 doses over a 6-month treatment period, compared to HMI-115, which would likely require 6-12+* doses in the same period, assuming the AGA indication is pursued. *assumption on HMI-115: 60mg/mL formulation and Q2W or Q4W dosing interval

ABS-201 AGA

absci

Modelling shows superiority of ABS-201 vs HMI-115 on PK & Receptor Occupancy


Interstitial skin PRLR occupancy
1.0
0.9
0.8
0.7
0.6
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Time (weeks)
ABS-201, 1800mg SC
ABS-201, 1200mg SC
ABS-201, 600mg SC
ABS-201, 300mg SC
RO for C$_{trough}$ of HED - monkey study
RO for C$_{trough}$ - Ph1b HMI-115
RO for C$_{trough}$ - Ph2 HMI-115

Preliminary in Silico Modeling

- >3x extended half-life in NHPs predicted to translate in humans to **Q8W-Q12W** dosing intervals
- PK profile predicted to translate into higher interstitial skin concentrations resulting in higher receptor occupancy

Modelling assumptions include published NHP and Ph1b PK data on HMI-115 (formerly BAY 1158061), as well as in house generated in vitro and in vivo data. Parameters incl. 0.2 skin exposure coefficient, 2.6 x 10^{-2} nM interstitial PRLR concentration

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

14

ABS-201 | AGA

absci

ABS-201 in human ex vivo culture study supports MOA in human scalp follicles



Frontotemporal
Hairline Region
Scalp Punch
Scalp Skin

MODEL SYSTEM:

- Frontotemporal male scalp skin is the most androgenetic alopecia affected skin region
- Organ culture is the most relevant human preclinical hair research tool ex vivo

ABS-201 significantly prolongs anagen/inhibits catagen and stimulates hair matrix proliferation



Microscopic hair cycle staging
% of HFs in each hair cycle stage
100
80
60
40
20
0
IgG Ctrl
ABS-201
IgG +PRL
ABS-201 +PRL
Anagen
Early Catagen
Mid Catagen

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15

ABS-201 | AGA

absci


Stem Cell Protection & Maintenance (↑K15+ Stem Cells)
↑ FGF7 and IGF1 Expression
Proliferation of Hair Matrix Keratinocytes
ABS-201
PRLR
CD34+ cell
Prolactin
IGF-1/ FGF7
Proliferative hair matrix keratinocyte

Additional ABS-201 ex *vivo* study found:

- Prolonging anagen phase and blocking catagen, thereby inhibiting telogen effluvium
- Protecting and promoting hair follicle stem cells and and restoring CD34+ progenitor cells
- Stimulating key hair growth factors (IGF1, FGF7)
- Decreasing catagen driver TGFβ-2
- Increasing hair shaft and hair shaft keratin production

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

16

ABS-201 | AGA

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Phase 1/2a trial designed to provide readouts on safety, tolerability, and PoC in AGA

HEADLINE

Design Elements:
- Double-Blind, Placebo-controlled, FIH
- Multi-site study in Australia
- Dose range ensures predicted >90% RO

Population:
- Up to 227 male & female healthy participants
- SAD; n= 32 healthy volunteers
- MAD; n= 147 AGA subjects (Norwood Scale IIIv-V)
- Optional AGA cohorts in SAD/MAD; n= 48
- 3:1 randomization

Endpoints:
- **Primary:** Safety & Tolerability
- **Secondary:**
  - PK/PD
  - Efficacy readouts include target area hair count, width, and darkness (pigmentation)

Single Ascending Dose

Cohort 1	Cohort 2	Cohort 3	Cohort 4
150mg IV	**450mg IV**	**900mg IV**	**1800mg IV**
n=8	**n=8**	**n=8**	**n=8**

- All planned SAD cohorts dosed
- **Dec 2025:** Initiated
- **1H 2026:** PK and interim safety expected

Multiple Ascending Dose (26 weeks)

Cohort 1	Cohort 2	Cohort 3
300mg SC	**600mg SC**	**1200mg SC**
n=49	**n=49**	**n=49**

- MAD design enabling **PoC for AGA**
- **MAD Cohort 1 enrolling**
- **2H 2026:** Expected 13-week interim PoC readout
- **Early 2027:** Expected 26-week topline PoC readout

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

17

A B S - 2 0 1 | A G A COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 18 ABS-201 TPP aims to offer a new treatment category in AGA based on efficacy and convenience 0 10 20 30 40 50 60 70 80 Ef fic ac y (t er m in al h ai rs /c m 2) Topical Minoxidil Oral Minoxidil Finasteride PRP Transplant + oral/topical * Based on 2-3 injections during first 6 months for >2 years of hair growth Efficacy at 24w for Vertex terminal hair count in male subjects: Oral Minoxidil (5mg/day): Panchaprateep 2020 (10.1007/s13555-020-00448-x) and Penha 2024 (doi:10.1001/jamadermatol.2024.0284); PRP: Dervishi 2019 (10.1111/jocd.13113); Finasteride and Topical Minoxidil: : Gupta 2022 (doi:10.1001/jamadermatol.2021.5743 ), Transplant: based on KOL interviews. Convenience and Comfort BetterWorse Veradermics VDPHL01 In cr ea se d TA M D ec re as ed TA M o Novel, targeted regenerative hair follicle mechanism o Convenient, infrequent pulse therapy: 2-3 subcutaneous injections over six-month period o Potential for durable efficacy: may provide 2-3 years of hair growth o TPP tested in market research supports total addressable market >$25B Potential ABS-201 TPP Tested in Market Research

ABS-201 | AGA

absci

Consumer Research Commissioned by Absci Validates Market Potential of ABS-201

Significant Unmet Need:
Driven by psycho-social impacts (loss of confidence, self-esteem) from AGA

Strong Commercial Demand:
Nearly all men and roughly 90% of women are inclined to ask their doctors about ABS-201

High Value Proposition:
Significant share of respondents willing to pay a premium for the ABS-201 TPP

Disruptive Potential:
Over 1/3 of respondents would select ABS-201 before their current treatment, suggesting ABS-201 can effectively compete as first-line therapy

610 Participants:

306 Men | 304 Women

*ALL PARTICIPANTS EXPERIENCING HAIR LOSS

Men	Women	
UP TO 97% MEN	UP TO 88% WOMEN	EXTREMELY OR VERY LIKELY TO ASK HCP ABOUT ABS-201
37% MEN	36% WOMEN	WOULD TRY ABS-201 FIRST (FIRST LINE)
80% MEN	81% WOMEN	REPORT NEGATIVE PSYCHOLOGICAL IMPACT

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

19

HAIR REGROWTH THERAPY

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Patient Funnel

Total AGA pts in the US 50M male, 30M female	80M
Income ≥$75K (US Census) Pts 17-69 yo	~39M
Concerned / motivated about hair loss	~26M
Strong interest in TPP	~22 - 24M
Strongest interest in TPP with premium price-to-performance	~15 - 18M

>$25B

ESTIMATED U.S. TAM

>$40B

POTENTIAL GLOBAL TAM

5-9M Pts Treated/Year
Assuming 2-3 Year Durability

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20

ABS 201 |
ENDOMETRIOSIS

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Development of ABS-201 in Endometriosis

1. Addresses Long-standing Unmet Medical Need and Poor standard of care
2. Strong Biological And Clinical Rationale: Including POC for PRLR mechanism in humans
3. Large, untapped market offers significant upside potential

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21

ABS-201 | ENDOMETRIOSIS

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Hormonal therapies and surgical intervention make up the treatment paradigm for Endo

Current Treatment Paradigm (US)


Total Estimated Endo patients
Treated Endo patients
First-line Options
Combined Hormonal Contraception
NSAIDs
Progestins
Second-line Options
GnRH agonists
Oral GnRH antagonist
Oral GnRH antagonist + hormonal
Third-line Options
Aromatase Inhibitors
Laparoscopy +/- Hysterectomy
Opioids
NSAIDs

- Endo is a chronic condition with currently no medical or surgical cure
- Roughly, 75% of patients are estimated to use opioids and/or NSIADs throughout their disease course
- Up to 33% of patients do not respond to hormonal treatment alone
  - Additionally, patients will pause treatment when seeking pregnancy
- GnRH therapies are typically prescribed by Gynecologist and often require formal Dx (surgical confirmation)
  - Due in part to higher cost, and AE profile which limit long-term use
- Notably, aromatase inhibitors are not FDA approved for Endo, but are used off-label
- Up to 40% of Endo patients undergo a laparoscopy and 12% receive hysterectomies
- Even after hysterectomy ~15% of patients still report pain symptoms

Sources: PMID 40323608, PMID 37391793, ARTEMIS 2024 Report, GlobalData, US Census Data

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22

ABS-201 ENDO

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Pain remains a persistent, chronic issue for women with endometriosis

Illustrative Endometrial Patient Journeys


First Period
Desire to Conceive
Perimenopause
Responder to Hormonal treatment & Desire to conceive
Pain
Pain
Pain
Pain
Delayed diagnosis
NSAIDs
Hormonal Tretaments
Patient with desire to conceive
Fertility Issues
Symptom free –worsening fertility
Non-responder to hormone treatment
Pain
Delayed diagnosis
Pain
Pain
Pain
Pain
Pain
NSAIDs
Hormonal Tretaments
Laparoscopy
Repeat Laparoscopy
Hysterectomy

PMID 40323608, PMID 17498711, ARTEMIS 2024 Report

Patients with Endo report ineffective pain management as a number one unmet need

Additionally, patients are seeking the ability to have children

- The condition itself carries a higher risk for infertility
- Current therapeutic interventions prevent pregnancy or mimic a post-menopausal state

There has been little advancement in novel targets for endometriosis

- Contraceptive hormonal therapy has remained unchanged for decades
- GnRH therapy, while effective for some needs to be stopped after 2 years due to AE risks (e.g., loss in bone density)

Endo remains underdiagnosed, which is predicted to improve with a disease-modifying therapy

- Mean age of symptom onset is typically early 20s, while mean age of diagnosis is typically mid-30s

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23

ABS-201 | ENDOMETRIOSIS

absci

PRLR antagonism is a novel and differentiated MoA in Endometriosis

PRL and PRLR play a dual role in endometrial lesion development and pain response


Endometrial lesion
Local PRL
Sensory neuron
1
2
4 PRL
PRLR-L
PRLR-S
5 PAIN
3 Pituitary PRL
Stromal cell
Immune cell
Adipocyte

- Endometriotic lesions produce prolactin under estrogen/progesterone control.
- Excess prolactin promotes lesion growth and sensitizes pain-sensing nerves, contributing to chronic pelvic pain.
- Prolactin signaling is independent of sex-hormone pathways, offering a differentiated, non-hormonal treatment modality vs current therapies.

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

Sources: PMID 37169264

24

ABS-201 ENDO

absci

PRL and PRLR increase during secretory phase in healthy tissue, and is overexpressed in endometrium of patients with endometriosis

Localization And Temporal Expression Of Prolactin Receptor In Human Endometrium


Menstruation
Proliferative phase
Ovulation
Secretory phase
Window of implantation
P
ES
MS/LS
DE
DE
-
A
B
C
D
E
F


Me P OV ES MS LS LS DE DE Pit – M
PRL-R
- 650bp
GAP-DH
- 1103bp

Me = menstrual
P = proliferative
OV = ovulatory,
ES = early secretory
MS/LS = mid & late secretory
DE = decidua/pregnancy
Pit = Pituitary - positive control
- = negative control

PRL & PRLR is Elevated Ectopic Endometriotic Lesions


Prolactin
Eutopic, healthy control tissue
Eutopic tissue from patients
Ectopic tissue from patients
rel. mRNA expression
Vs Cyclophillin
44x
7x
91x
27x
Prolactin receptor
rel. mRNA expression
vs Cyclophyllin
3.3x
4x
9.6x
2.9x
Healthy controls
Patients

Jones et al. Journal of Clinical Endocrinology and Metabolism, 1998; Otto et al. WO 2011/069795 A4

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25

ABS-201 ENDO

absci

PRLR antagonism suppresses postoperative pain in female mice and inhibits endometriosis interna formation

Prolactin Regulates Pain Responses via a Female-Selective Nociceptor-Specific Mechanism


A
ΔPRL ipl
PWL (secs)
BL ΔPRL BL Veh ΔPRL BL ΔPRL BL Veh ΔPRL
Sham Inc Sham Inc
Female Male
NS
B
C
ΔPRL it
D

Depicted: pain incision (Inc) model for heat sensitivity & ΔPRL administration

The Effects of Prolactin Receptor Blockade in a Murine Endometriosis Interna Model


control, score 1
FITC (30 mg/kg), score 3
mat 3 (30 mg/kg), score 0
graft, score 3
005-C04 (30 mg/kg), score 0
bromocriptine, score 1
IM
OM
Disease score
control graft 30 1 3 10 30 1 3 10 30 10 mg/kg
FITC 005-C04 Mat3 bromocriptine

Patil et al. iScience 2019; Otto et al. Pharmacol Res Perspect. 2022

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26

PRLR antagonism reduces lesion formation and pain in endometriosis mouse model 27 A B S - 2 0 1 | E N D O M E T R I O S I S COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED * 1 2 3 4 5 0 * * *D is ea se S co re Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody Prolactin inhibition decreases endometrial lesion formation in female mouse interna Re la tiv e Ut er in e W ei gh t ( % ) 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 * Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody * * Sources: Patil et al. iScience 2019 Otto et al. Pharmacol Res Perspect. 2022 % Distance travelled at Week 7 (compared to baseline) lgG1 – w/o transplant lgG1 – with transplant ABS-201 GnRh o ABS-201 and GnRh modulator increase distance traveled relative to placebo over time as surrogate for pain reduction *p < .05 ** p<0.01; *** p<0.001

ABS-201 | ENDOMETRIOSIS

absci

ABS-201: a potentially differentiated profile targeting a large underserved market opportunity

NOVEL TREATMENT OPTION FOR ~9M PATIENTS IN THE U.S. ALONE WITH ENDOMETRIOSIS

- **Novel Mechanism:** Non-sex-steroid (peptide) hormone
- **Potential for Improved Safety Profile:** Potential improved AE profile & longer use than GnRH
- **Dual Action**: Potential on both pain and lesion growth
- **Best-in-class Potential**: Superior developability and expected half-life
- **Disease Modifying:** Potential to treat cause
- **Clinically validated:** through HMI-115 Ph2 study

Potential to generate
>$4.5B
at peak sales

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

28

Leading AI x Bio platform driving 2 Phase 2 readouts in the next 24 months COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 29 C A T A L Y S T S ABS-201 in AGA o Ph1/2a Study initiated Dec 2025 o Safety, Tolerability, and PK readout expected 1H 2026 o Interim PoC Readout – anticipated 2H 2026 ABS-201 in ENDO o Ph1/2a Study initiated Dec 2025 o Phase 2 initiation expected in Q4 2026

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 30PYRIGH © 2026 ABSCI CORPORATION | ALL RIGHTS RE ERVED Powered by Absci’s Leading AI Platform

ABSCI | AI PLATFORM

absci

Absci's de novo AI models deliver differentiated lead candidates against challenging targets


De Novo AI Antibody Design Landscape
Target Landscape
Target Sequence Only
Target Structure Only
Target Structure + Known Epitope
Target Structure + Ref Binder
Competitors
absci
Discovery
Hit
Pre-Lead
Lead Candidate
Level of Validation

ABSCI DIFFERENTIATION

- **Address challenging targets**
  - *Only target structure or sequence required*
- ***Zero-Prior*: Design against any epitope**
  - *No known protein binder required*
  - *Interrogate multiple epitopes to achieve function (e.g. agonism)*
- **Deliver mAbs that meet therapeutic criteria***
  - *Specificity*
  - *Developability*
  - *Function*

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*May include one week of AI lead optimization

31

DE NOVO DESIGN

absci

We use AI to create novel & differentiated therapeutics



- EPITOPE-SPECIFIC DESIGN + EPITOPE INTERFACE OPTIMIZATION
- ENHANCED POTENCY AND MOA
- ABILITY TO ADDRESS DIFFICULT TARGET CLASSES, E.G. GPCRS
- ENABLING FEATURES: MULTI-VALENCY, pH-DEPENDENT BINDING
- POTENTIAL TO CREATE MEANINGFUL IP: 100S TO 10,000S OF FUNCTIONALLY VALIDATED SEQUENCES ENABLED BY PROPRIETARY WET-LAB VALIDATION

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32

AI PLATFORM

absci

We create experimentally validated AI technology that enables *de novo* antibody design

Wet Lab Validation

Wet Lab experiments confirm binding, epitope-specificity, developability, and function.

Wet Lab data enable assessment of model performance improvements.



Antibody Design (AbsciDesign)

(1) Generate antibody structures and sequences.

(2) Filter designs toward high-probability *in vitro* binders.

Library Design

AbsciDesign generates "libraries" of sequences that encode putative antibody binders per disease target.

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33

ABSCI | AI PLATFORM

absci

Origin AI models design and optimize therapeutic antibodies

INPUT



Target Antigen

1. Target structure(s)
2. Epitope(s)
3. Antibody framework(s)
4. CDR lengths

STRUCTURE & SEQUENCE DESIGN

Structure Design

Target Antigen



Designed Antibody

Sequence Design

Design 1

HCDR1: GFNIKDTY
HCDR2: IYPTNGYT
HCDR3: SRWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

⋮

Design N

HCDR1: GFNIKDTW
HCDR2: IYPSNGYT
HCDR3: ARWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

DESIGN SCORING & FILTERING

Target Antigen

Designed Antibody

Designed Antibody Prediction



- Score, rank, and filter designs to optimize for diversity and binding likelihood
- Leverage quality confidence metrics, energy metrics, and molecular dynamics simulations to evaluate designs

OUTPUT LIBRARY

DESIGN LIBRARY

1. DESIGN 1
2. DESIGN 2
3. DESIGN 3

⋮

N. DESIGN N

Output: library of amino acid sequences encoding antibody binders to therapeutic target-of-interest

CDR = Complementarity Determining Region H = Heavy Chain; L = Light Chain

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34

ABSCI | AI PLATFORM

absci

Lab-in-the-loop ensures AI-designed antibodies translate into drug-ready candidates


High Affinity
Functional validation
Good physico-chemical behavior
Stable
Easy to produce
Ideal Drug Candidates

- **Screening** team confirms binding to target and affinity
- **Disease Biology** team validates functional activity
- **Analytical Development** team conducts developability assessment:
  - No self-association, hydrophobicity, or poly-reactivity
  - Appropriate melting temperature and colloidal profile, and stable upon stress conditions
- **Production team** evaluates manufacturability in CHO cells

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35

ABSCI | AI ORIGIN-1

Introducing Origin-1: an AI platform for *de novo* antibody design against zero-prior epitopes

Zero-Prior Epitope Targeting

Designed full-length mAbs against epitopes with no known protein binders or structural data in <100 designs per target

High Structural Fidelity

Cryo-EM confirmed designs at 3.0-3.1 Å resolution with DockQ 0.73-0.83, confirming high structure design accuracy

Functional Antagonist

AI-guided affinity maturation yielded 68x affinity gain for IL36RA, producing a functional antagonist at ~100 nM EC50

Origin Pipeline Components:

AbsciDiff
All-atom diffusion model
→
AbsciGen
CDR sequence design
→
AbsciBind
Scoring & filtering

COL6A3

Experimental Structure
Designed Heavy Chain
Designed Light Chain
Designed Antigen

All-Atom Global RMSD = 2.56Å
Interface RMSD = 0.95Å
Ligand RMSD = 1.58Å
DockQ = 0.84Å


LCDR1
RMSD = 0.738Å
HCDR1
RMSD = 1.098Å
LCDR2
RMSD = 0.850Å
HCDR2
RMSD = 0.817Å
LCDR3
RMSD = 1.486Å
HCDR3
RMSD = 0.661Å

AZGP1

Experimental Structure
Designed Heavy Chain
Designed Light Chain
Designed Antigen

All-Atom Global RMSD = 1.79Å
Interface RMSD = 0.96Å
Ligand RMSD = 1.48Å
DockQ = 0.83


LCDR1
RMSD = 2.056Å
HCDR1
RMSD = 0.751Å
LCDR2
RMSD = 1.904Å
HCDR2
RMSD = 1.020Å
LCDR3
RMSD = 1.487Å
HCDR3
RMSD = 1.411Å

https://www.absci.com/denovo/

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36

ABSCI | AI PLATFORM

absci

Absci’s de novo AI models deliver differentiated lead candidates against challenging targets

DE NOVO ANTIBODY DESIGN AGAINST TRANSMEMBRANE TARGET EPITOPE WITH NO KNOWN BINDER



Designed seven high-affinity antibodies against partner-specified epitopes on a transmembrane antigen without a known binder.

Pharma collaboration

DE NOVO ANTIBODY DESIGN AGAINST CHALLENGING ION CHANNEL



Designed a pore-blocking, functional antagonist against a tetrameric membrane-embedded ion channel.

Pharma collaboration

DE NOVO ANTIBODY DESIGN AGAINST CONSERVED HIV-1 "CALDERA" EPITOPE



Designed cross-reactive, conformation-specific antibodies against the HIV-1 "Caldera" epitope.

Caltech collaboration

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37

ABSCI | AI PLATFORM

absci

We use high-fidelity, customized datasets with our own AI models to enrich for developable candidates

Generates **diverse**, **developable**, and **functional novel variants** within a desired target product profile (TPP):

- **Precise affinity tuning** for bi-specific arms
- **Cross-reactive** leads to support *in vivo* testing
- **Conditional** leads for optimal pharmacology

Lab-in-the-loop synergy provides strong model performance out to >10^{18} combinatorial space*

Landscape-wide scoring enables selection of optimal sets of sequences


Affinity
Function
Developability

*derived from ≥10 amino acid changes at ≥24 CDR positions sampling all residues except cysteine

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38

ABSCI | AI PLATFORM

absci

Success in AI-design and optimization of multiple developability and pharmacological properties

CROSS-SPECIES OPTIMIZATION



Successful design of antibodies binding to both mouse and human antigens

- Hits identified from 10^{19} combinatorial space
- Models identify hits with >175x tighter affinity and <500 pM KD to both antigens

MULTI-VARIANT SPECIFICITY



Successful design of antibodies with expanded neutralizing activity vs three SARS-CoV-2 spike variants

- Tuned models identify developable hits with higher affinity to three variants, including >50x tighter affinity to previously resistant variant
- Potent neutralization activity to all three variants

PH-SENSITIVE BINDING



Successful design of pH-sensitive antibodies through sampling the entire relevant ionizable search space

- Hits show 20x to >100x pH sensitivity with favorable developability after one round

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39

ABSCI | PARTNERSHIP

absci

Track record of industry-leading partnerships

AI DRUG CREATION™ PARTNERSHIPS

AstraZeneca

almirall

MERCK

TWIST BIOSCIENCE

OWKIN

Memorial Sloan Kettering Cancer Center

Caltech

UCLA

SUPPORTING COMPUTE COLLABORATIONS

AMD

ORACLE

NVIDIA

25+ PARTNERED PROGRAMS TO DATE

OUR PARTNERSHIP FOCUS

- Challenging Targets / Epitopes
- Differentiated TPPs
- Mono or Multi-specific Formats

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

40

TEAM

absci

"Multilingual" team with expertise in AI and drug creation

EXPERTISE AND BACKGROUND FROM:

OpenAI, Google, NVIDIA, Harvard University, Stanford University, MIT, Meta, Takeda, X, AstraZeneca, Broad Institute, Bayer, Pfizer, Bristol Myers Squibb, novo nordisk, Philips, Microsoft, amazon

Leadership Team:


Sean McClain
Founder, CEO & Board Director


Zach Jonasson, PhD
Chief Financial Officer & Chief Business Officer


Ransi Somaratne, MD
Chief Medical Officer


Shelby Walker, JD
Chief Legal Officer


Christine Lemke
SVP, Portfolio & Growth Strategy

Board Of Directors:


Frans Van Houten
Chairman of the Board
Former CEO, Royal Phillips


Sean McClain
Founder, CEO & Board Director


Sir Mene Pangalos, PhD
Former EVP R&D AstraZeneca


Mary Szela
CEO & President TriSalus Life Sciences


Joseph Sirosh, PhD
Former CVP AI Microsoft


Dan Rabinovitsj
VP Hardware Engineering, Meta


Karen McGinnis, CPA
Former Chief Accounting Officer, Illumina

Scientific Advisory Board:


Sir Mene Pangalos, PHD
Co-Chair SAB
Former EVP R&D AstraZeneca


Andreas Busch, PHD
Co-Chair SAB
Chief Innovation Officer


Ian McInnes, PHD
Vice Principal and Head of College University of Glasgow


Luis Diaz, MD
Head, Division of Solid Tumor Oncology Memorial Sloan Kettering Cancer Center


John Wherry, PHD
Director, Institute for Immunology & Immune Health, University of Pennsylvania


Victor Greiff, PHD
Associate Professor University of Oslo


Hubert Truebel, MD, PHD, MBA
Chief Medical Officer AiCuris

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41

SUMMARY

absci

Absci at a Glance

140

EMPLOYEES

"Multi-lingual" AI + Drug Discovery expertise AI team drawing on experience from tech leaders:

Biologics drug discovery expertise from:

77,000

SQUARE FEET

- State-of-the-art wet and dry lab in Vancouver WA
- Absci AI Research (AAIR) lab in NYC
- Innovation Centre in Zug Switzerland

10+

PARTNERS, INCLUDING

3

CLINICAL STAGE PROGRAMS

In Androgenetic Alopecia, Endometriosis, and I&I

>$650M

CAPITAL RAISED TO DATE

*As of March 31, 2025

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42

Generative AI Re(Generative) Biology A B S C I C O R P O R A T I O N 2 0 2 6 A L L R I G H T S R E S E R V E D

AI CASE STUDY I

de novo design of an antibody that binds the Caldera region of HIV-1 trimer

Caltech absci BILL & MELINDA GATES foundation



COPYRIGHT© 2026 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 44

DE NOVO DESIGN

absci

de novo design antibody that binds to the highly conserved caldera region of HIV gp120

- No natural or synthetic antibody for HIV exists today because immune system cannot derive an antibody that is universally neutralizing against HIV
- Design challenge: create universally neutralizing HIV antibody by binding unique and conserved epitope within "caldera" of open conformation of gp120 to prevent HIV from entering host cells
- Numerous attempts to target this epitope have failed-previous efforts have identified antibodies, but none bind the "caldera" and none are universally neutralizing.

HIV gp120 trimer (open)


Caldera
17b
epitope
Variant
Conserved

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45

De novo design

absci

HIV-Caldera: Determine inputs and design

HIV Env Trimer Challenge :

- Highly glycosylated
- Extremely high sequence diversity among isolates
- High mutation rate at common neutralizing epitopes

Model inputs:

1. Antigen structure
2. Framework of 17b
3. Epitope selected conserved across HIV strains (Clades A, B, and C)

Design of CDRs:

- Condition the model to design long HCDR3s to reach into open caldera region (>20 residues)
- Designed HCDR2 and LCDR3 to bind to HIV surface

HIV Env trimer (open)


LCDR1
LCDR3
HCDR3

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46

DE NOVO DESIGN

absci

4 best structures selected from 10,000+ structures generated by *de novo* model


Light
Heavy
17b
Structure S1 HCDR3
Structure S4 HCDR3
Structure S3 HCDR3
Structure S2 HCDR3

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47

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 48 2024 20252024 2025 2026 Applied molecular dynamics simulation to de novo designed antibodies C A S E S T U D Y # 1

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 49 H A ta g Antigen Clade A Env trimer Closed Open Enriched de novo library binds open, not closed, Env trimer conformation in YSD Closed Open Clade B Env trimer D E N O V O D E S I G N

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 50 D E N O V O D E S I G N SPR data demonstrate binding characteristics consistent with binding of caldera

DE NOVO DESIGN

absci

HIV-Caldera: SPR demonstrates no binding of de novo designs to GP120 monomer


Sample
BG505 - GP120
B41 - GP120
ZM197M - GP120
17b IgG
ASN3013
ASN3014
ASN3015
ASN3016
Response (RU)
Time (s)

Hypothesis:

If the designed mAbs are binding to the caldera region we should not observe binding to monomeric GP120 since the caldera is only present in the Env trimer

Key results:

- ✓ 17b showed high affinity binding to monomeric GP120 as expected
- ✓ Absci mAbs showed no binding to monomeric GP120, suggesting these binders are targeting an epitope that is only present in the Env trimer

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51

DE NOVO DESIGN

absci

HIV-Caldera: demonstrating AI de novo design for challenging target



SUMMARY

- *de novo* design model created a novel and diverse antibody which binds multiple clades of HIV indicating successful targeting of the caldera epitope
- Screening cascade enabled selection of differentially binding variants

NEXT STEPS

- Binders from this study will be selected for affinity maturation
- Structure of *de novo* binder and epitope specificity will be experimentally solved to confirm fidelity with designed structure and targeted epitope

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52

53C O P Y R I G H T © 2 0 2 6 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . AI CASE STUDY I I A I O p t i m i z a t i o n f o r p H s e n s i t i v i t y

CASE STUDY #2

absci

AI lead optimization platform for 'smart biologics'

The Challenge

The diversity of antibodies is vast, making it impossible for traditional methods to explore effectively.

Absci Solution

Our AI can search a space of ~10^{19}, a million times larger than traditional methods, identifying functional, developable antibodies in one step.


Affinity
Function
Developability

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54

CASE STUDY #2

absci

pH sensitivity may reduce toxicity and/or improve efficacy of therapeutic mAbs

Tumor specificity improves efficacy and reduces "on-target off-tumor" toxicities


Binding occurs in the acidic pH of the tumor microenvironment
No binding occurs in the neutral pH surrounding healthy cells
H+
H+
H+
H+

Disassociation in the endosome drives antibody recycling and efficient clearance of soluble targets


Binding at physiological pH drives internalization of the immune complex
Dissociation at acidic endosomal pH favors antibody recycling
pH7.4
pH6.0
Sorting endosome
FcRn
Lysosome

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55

CASE STUDY #2

absci

Models identify pH sensitive Fab variants from the same lead for either indication

1. Library for model training sampled 60 positions on heavy chain framework and CDRs with up to 7 substitutions biased for ionizable residues (H, K, R, D, E)
2. Library screened for antigen binding at pH 7.4 and pH 5.8
3. Model trained and used to generate antibodies with tuned pH dependency

AI affinity scoring of variants within a large combinatorial space


Predicted binding score @ pH 5.8
0.032
0.031
0.030
0.029
0.028
0.027
0.026
0.016
0.018
0.020
0.022
Predicted binding score @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter binding at low pH


SPR K_D (nM) @ pH 5.8
1
10
100
1000
1000
100
10
1
K_D pH 7 (nM)
SPR K_D (nM) @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter binding at neutral pH


SPR K_D (nM) @ pH 5.8
1
10
100
1000
1000
100
10
1
SPR K_D (nM) @ pH 7.4

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56

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 2024 20252024 2025 2026 Hits reformatted as mAbs show desired binding profiles SUMMARY AI optimized leads achieves variants with pH sensitive binding up to 100x differential pH-sensitive leads had no liabilities for stability, aggregation and polyreactivity1 Model proposed mutations use all 6 ionizing residues in heavy chain CDRs and framework region Sequences were proposed from a >1013 combinatorial space pH 5.8 not p H 7.4 bind at b oth pH 7.4 not p H 5.8 Pare ntal 0.01 0.1 1 10 100 1000 Modeling Strategy SP R K D 7 .4 / 5. 8 SOURCE: 1 Data provided in appendix C A S E S T U D Y # 2

CASE STUDIES

absci

Summarized platform case studies

de novo Design

- de novo design model created molecule binds multiple clades of HIV suggesting successful targeting of the caldera epitope
- Represents second disclosed target success for our de novo platform in the 2nd half of this year

Absci's de novo design platform can successfully address difficult to drug target epitopes

AI Optimization

- Models identify unseen variants with 10x-20x pH sensitivity in both directions, and up to 100x differential compared to parental molecule after only one round
- Designed leads had no liabilities indicating the ability to successfully search a fitness landscape

Absci's lead optimization platform enables molecules with differentiated pharmacology



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